Career Education Corporation BMO Capital Markets Back to School Education Conference September 16, 2010 Copyright Career Education Corporation 2010 Exhibit 99.1

Gary E. McCullough President and Chief Executive Officer Copyright Career Education Corporation 2010

The Company has included some non-GAAP financial measures in this presentation to discuss the
Company's financial results and outlook.  As a general matter, the Company uses these non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the
Company may use such non-GAAP financial measures in addition to and in conjunction with corresponding
GAAP measures, to help analyze the performance of its core business, in connection with the preparation of annual budgets, and in measuring performance for some forms of compensation. In addition, the Company believes that non-GAAP financial measures are used by analysts and others in the investment community to analyze the Company's historical results and in providing estimates of future performance and that failure to report these non-GAAP measures could result in confusion among analysts and others and a misplaced perception that the Company's results have underperformed or exceeded expectations.
These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
Non-GAAP Financial Measures

During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual performance to differ materially from that expressed or implied by the statements.  These statements are based on information currently available to us.  Some factors that could cause actual results and performance to differ are:
•
Our ability to comply with the extensive regulatory requirements and accreditation requirements for school operations
•
Changes and uncertainties in student lending markets and federal and state student financial aid programs
•
Financial and operating results, including new student starts
•
Our ability to manage and grow our business in current and changing economic, political, regulatory and competitive environments
•
Litigation, claims and administrative proceedings involving the company
•
Other risks described from time to time in our press releases and our filings with the
Securities and Exchange Commission
We undertake no obligation to publicly release any revisions to forward-looking statements to reflect events or expectations after the date of this presentation.  We provide a detailed discussion of risk factors in our SEC filings and encourage you to review the filings.
Safe Harbor

Career Education Overview
Purpose: To change lives through education.
Purpose: To change lives through education.
Bachelors
28%
Masters
4%
Certificate
24%
Associates
44%
21 to 30 43%
Under 21 16%
Over 30 41%
Students by Degree Type Students by Age
*Demographics as of  December 31, 2009
*Student Population as of June 30, 2010
*Graduate information as of August 16, 2010
Over 104,000 Students
Over 483,000 Graduates
High
School

Career Education Corporation

	Colorado Technical University American InterContinental University Art&Design	Sanford-Brown Institute		INSEEC Business Schools Istituto Marangoni IUM International University of Monaco

Population 61,000 28,600 12,100 2,800
% Online 75% <1% <1% N/A
# of Campuses 24 38 18 13
Accreditation Regional National National
Program
Emphasis
Business, IT
Health, Design,
Protective
Health Culinary
Business,
Design
Bachelors
Masters
Certificate
Associates
Career Education:
Diversified Institutions
University
TM
TM
International Career-focused
*Demographics as of  December 31, 2009
*Student Population as of June 30, 2010
Career-focused

$1.66
$1.84
2008 2009 2010 E
Business Results Continue to Improve,
Well Positioned for Future
Revenue
(In Billions)
15%+
Remain on pace to achieve operating performance improvement outlined in
February 2010 Analyst and Investor Day
Operating Income
(In Millions)
$350 - $370
$143
$252
2008 2009 2010 E

CEC Strategy Focus+Growth Focus+Growth = Value = Value

CEC Strategic Summary
Operational
Focus
Solid
Demand
Enhance
Program
Development
Investment in
Leading IT
Platform
Utilize Scale &
Resources
Accelerate
M & A and
Geographic
Expansion
Growth
Elements
Continue Culture
of Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve Human
Capital
Management
+

CEC Strategic Summary: Focus
Focus
Continue
Culture of
Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve
Human
Capital
Management
• New Student Orientation Programs
• College Preparatory Course
• 98% AIU/CTU Faculty have Masters/Doctoral Degrees
• Employment placement of 78% within 6 months after end of
Academic Year (June 30)
• 15% increase in Career Services personnel since 2009
• Low risk Institutional Self-Assessment ranking - the number of low-risk institutions more than tripled since 2007
• CEC institutions comprise 25% of ACICS 2009 Honor Roll
• 6,500 Faculty dedicated to serving students

CEC Strategic Summary: Focus
Focus
Continue
Culture of
Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve
Human
Capital
Management
• Programs aligned with expected job growth
• Business
• IT
• Healthcare

CEC Strategic Summary: Focus
Focus
Continue
Culture of
Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve
Human
Capital
Management
• Compliance
• Lifetime Value Model
• Student Interest Inquiry Model

CEC Strategic Summary: Focus
Focus
Continue
Culture of
Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve
Human
Capital
Management
• Significant reduction in employee turnover
• Increase in employee training and instruction

CEC Strategic Summary: Growth
Growth
Solid
Demand
Enhance
Program
Development
Investment in
Leading IT
Platforms
Utilize Scale
& Resources
Accelerate
M & A and
Geographic
Expansion
• Unmet student needs
• “Working Adult” segment expected to grow twice the rate of traditional
• Launched over 90 new programs YTD
• Award winning architecture
• Simpro Technology Innovation
• 6 Start-ups in 2010
• Disciplined approach to M&A
• Tuck–in/Strategic acquisitions
• Shared Services Model
• Growth in student-facing functions

CEC Strategic Summary
Focus
Solid
Demand
Enhance
Program
Development
Investment in
Leading IT
Platform
Utilize Scale &
Resources
Accelerate
M & A and
Geographic
Expansion
+ Growth
Continue Culture
of Quality and
Compliance
Intentional
Portfolio
Choices
Improve
Marketing
Effectiveness
Improve Human
Capital
Management
=
Value
Value
For:
Students
Employees
Shareholders

Critical Role of Private-Sector Education
• President Obama has stated goal of 8 million more college graduates by
2020
• Education Secretary Duncan has said this can not be achieved without
Proprietary institutions
• Without Proprietary institutions, traditional schools would need another 5 million graduates or 13 million additional graduates by 2020
• Without Proprietary schools, President’s initiative will cost U.S.
taxpayers over $800 billion over the next decade due to direct taxpayer subsidies to traditional institutions

Mike Graham Executive Vice President and Chief Financial Officer Copyright Career Education Corporation 2010

2010 First Half Performance
Well positioned to achieve 2010 milestones
Well positioned to achieve 2010 milestones
established at February Analyst and Investor Day
established at February Analyst and Investor Day
•
Nearly 20,000 Graduates YTD*
•
22% Increase in Student Population
•
720 Basis Point Increase in Operating Margins to 17.3%
•
16% Increase in Career Services Personnel
•
18% Increase in Faculty
•
Placed Students at nearly 10,000 Employers
•
$155 million in Share Repurchases through June 30, 2010
•
Strong Balance Sheet and Cash Flow
•
Opened 4 New Health School Locations
* Number Graduates from 1/1/2010 - 9/2/2010

2010 2011 - 2014 Student Population Growth 15%+ 8-10% Revenue Growth 15%+ 8-10% Operating Income Growth 40%+ 15-20% Annual Growth Milestones 2010+ • Focus • Growth • Value

Revenue growth accelerates
•
Balanced growth across key
segments with strong student
outcome prospects
•
Spent over $635 million over the
last twelve months on
Educational Services and
Facilities
Operating Expenses
•
Efficiency Gains
-
Fixed-cost leverage
-
Advertising efficiency
•
Investments
-
Health start-ups
-
Chicago area Real Estate
Consolidation
-
High return projects
2010 Operating Margin
17.0%
to
17.5%
9.2%
8.6%
13.7%
Operating Margin
2007 2008 2009 2010

Intentional Portfolio Choices

- $250 million to teach-out Transitional Schools since 2008, until last student graduated
  - $63 million in real estate charges accrued to cover cash outflow over roughly the next 9 years

Delivery Infrastructure

- $94 million in Capital Expenditures excluding Start-up over the last 18 months ending June 30, 2010

Growth

- $23 million in capital investment in Start-up Schools over last 18 months ending June 30, 2010
- Advantageous strategic tuck-in investments
  - International University of Monaco
- Chicago area real estate consolidation

Uses of Cash
• Will continue to return cash to shareholders after high return investments and consideration of Department of Education
Responsibility ratios
• $355 million in share repurchase in 2009 and first half of 2010
Commitments

Gainful Employment
• Proposed rules are highly complex
• Conflicting Regulations
• Potentially establishes price controls
• Requires “threading the eye of the
needle”
• Limited institutional control due to over
stipending of students limits
• Retroactive application
• Practical limitations to implementation
•
Availability of data
•
Transparency of calculations
•
Access to required information
•
Support for impact of proposed rules
•
Well developed process flows
• Disproportional impact on schools with
diverse student population and open
enrollment
•
•
Comments submitted on
Comments submitted on
September 9, 2010
September 9, 2010
•
•
Hopeful Department will
Hopeful Department will
thoughtfully consider
thoughtfully consider
submission
submission
•
•
Plan to critically assess
Plan to critically assess
final rules and determine
final rules and determine
required business changes
required business changes
•
•
Believe combined impact of
Believe combined impact of
3 proposed tests would
3 proposed tests would
potentially affect Culinary
potentially affect Culinary
and Art & Design segments
and Art & Design segments
more than University and
more than University and
Health segments
Health segments
•
•
International Exempt
International Exempt

Thank You! Thank You! Copyright Career Education Corporation 2010